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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Matritech, Inc. (the "Company") on Form 10-Q for the period ending September 30, 2004 as filed with the SEC on the date hereof (the "Report"), I, Richard A. Sandberg, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Matritech, Inc. and will be retained by Matritech, Inc. and furnished to the SEC or its staff upon request.

/s/ Richard A. Sandberg
------------------------
Richard A. Sandberg
Chief Financial Officer
November 3, 2004